Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2021 to the following booklet dated May 1, 2021:

•      MultiOption® Achiever Variable Annuity

•      MultiOption® Classic Variable Annuity

Effective September 25, 2020, the American Century VP Income & Growth Fund — Class II Shares changed its name to American Century VP Disciplined Core Value Fund —  Class II Shares.

Effective November 9, 2020, the Templeton Developing Markets VIP Fund’s investment adviser changed from Templeton Asset Management Ltd. to Franklin Templeton Investment Managed Limited.

Effective April 30, 2021, the Putnam VT Equity Income Fund — Class IB Shares changed its name to Putnam VT Large Cap Value Fund — Class IB Shares.

Effective April 30, 2021, Perkins Investment Management, LLC was removed as sub-adviser to the Janus Henderson Mid Cap Value Fund and Janus Capital will be the sole investment adviser.

Effective date May 1, 2021, the SFT International Bond Fund’s (all share classes) investment sub-adviser is changing from Franklin Advisers, Inc. to Brandywine Global Investment Management, LLC.